UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     November 1, 2005
                                                 ----------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                      1-9496                56-1574675
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


              301 S. College Street, Suite 3850
                  Charlotte, North Carolina                         28202
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           (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code            (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                    Total number of pages:  14
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Item 2.02 Results of Operations and Financial Condition

         On November 1, 2005, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter and nine months ended September 30, 2005. A copy of this press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated November 1, 2005, "BNP Residential Properties Announces Operating Results for the Third Quarter of 2005"







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BNP Residential Properties, Inc.
                                    (Registrant)



November 2, 2005                    by:   /s/ Pamela B. Bruno
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                                    Pamela B. Bruno
                                    Vice President, Treasurer and
                                    Chief Financial Officer








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